APPENDIX A
                                       TO
                               CUSTODIAN AGREEMENT
                                     BETWEEN
                          BROWN BROTHERS HARRIMAN & CO.
                                       AND
              EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES
                         LISTED ON APPENDIX "A" THERETO

                           Dated as of April 13, 2007

 The following is a list of Funds for which the Custodian shall serve under the Custodian Agreement dated as of July 1, 2001 (the "Agreement"):

                               PIONEER BOND FUND
                          PIONEER EMERGING MARKETS FUND
                           PIONEER EQUITY INCOME FUND
                         PIONEER EQUITY OPPORTUNITY FUND
                        PIONEER EUROPE SELECT EQUITY FUND
                      PIONEER DIVERSIFIED HIGH INCOME TRUST
                           PIONEER FLOATING RATE TRUST
                                  PIONEER FUND
                         PIONEER FUNDAMENTAL GROWTH FUND
                         PIONEER GLOBAL HIGH YIELD FUND
                              PIONEER GROWTH SHARES
                            PIONEER HIGH INCOME TRUST
                             PIONEER HIGH YIELD FUND
     PIONEER IBBOTSON ASSET ALLOCATION SERIES, a series trust consisting of:
                   PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND
                  PIONEER IBBOTSON CONSERVATIVE ALLOCATION FUND
                     PIONEER IBBOTSON GROWTH ALLOCATION FUND
                    PIONEER IBBOTSON MODERATE ALOCAITON FUND
                            PIONEER INDEPENDENCE FUND
                             PIONEER INTEREST SHARES
                        PIONEER INTERNATIONAL EQUITY FUND
                        PIONEER INTERNATIONAL VALUE FUND
                           PIONEER MID CAP GROWTH FUND
                           PIONEER MID CAP VALUE FUND
            PIONEER MONEY MARKET TRUST, a series trust consisting of:
                           PIONEER CASH RESERVES FUND

                       PIONEER MUNICIPAL HIGH INCOME TRUST
                  PIONEER MUNICIPAL HIGH INCOME ADVANTAGE TRUST
                      PIONEER PROTECTED PRINCIPAL PLUS FUND
                    PIONEER PROTECTED PRINCIPAL PLUS FUND II
                           PIONEER REAL ESTATE SHARES
                              PIONEER RESEARCH FUND
                           PIONEER SELECT EQUITY FUND
                            PIONEER SELECT VALUE FUND

              PIONEER SERIES TRUST I, a series trust consisting of:
                     PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                     PIONEER OAK RIDGE SMALL CAP GROWTH FUND

             PIONEER SERIES TRUST II, a series trust consisting of:
                           PIONEER AM PAC GROWTH FUND
                     PIONEER AMT-FREE CA MUNICIPAL BOND FUND
                      PIONEER AMT-FREE MUNICIPAL BOND FUND
                           PIONEER GROWTH LEADERS FUND
                        PIONEER GROWTH OPPORTUNITIES FUND
                      PIONEER SMALL AND MID CAP GROWTH FUND
                       PIONEER TAX FREE MONEY MARKET FUND

             PIONEER SERIES TRUST III, a series trust consisting of:
                            PIONEER CULLEN VALUE FUND

             PIONEER SERIES TRUST IV, a series trust consisting of:
                          PIONEER CLASSIC BALANCED FUND
                         PIONEER GOVERNMENT INCOME FUND
                     PIONEER INSTITUTIONAL MONEY MARKET FUND
                     PIONEER INTERNATIONAL CORE EQUITY FUND
                         PIONEER TREASURY RESERVES FUND

              PIONEER SERIES TRUST V, a series trust consisting of:
                        PIONEER GLOBAL SELECT EQUITY FUND
                       PIONEER HIGH INCOME MUNICIPAL FUND
                      PIONEER OAK RIDGE ALL CAP GROWTH FUND
                       PIONEER SELECT RESEARCH GROWTH FUND
                       PIONEER SELECT RESEARCH VALUE FUND

              PIONEER SERIES TRUST VI, a series trust consisting of
                           PIONEER FLOATING RATE FUND

                         PIONEER SHORT TERM INCOME FUND
                          PIONEER SMALL CAP VALUE FUND
                          PIONEER STRATEGIC INCOME FUND
                      PIONEER TAX ADVANTAGED BALANCED TRUST
                          PIONEER TAX FREE INCOME FUND
                               PIONEER VALUE FUND

         PIONEER VARIABLE CONTRACTS TRUST, a series trust consisting of:
                      PIONEER AMERICA INCOME VCT PORTFOLIO
                           PIONEER BOND VCT PORTFOLIO
                         PIONEER CORE BOND VCT PORTFOLIO
                       PIONEER CULLEN VALUE VCT PORTFOLIO
                     PIONEER EMERGING MARKETS VCT PORTFOLIO
                       PIONEER EQUITY INCOME VCT PORTFOLIO
                    PIONEER EQUITY OPPORTUNITY VCT PORTFOLIO
                           PIONEER FUND VCT PORTFOLIO
                     PIONEER GLOBAL HIGH YIELD VCT PORTFOLIO
                   PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO
                       PIONEER GROWTH SHARES VCT PORTFOLIO
                        PIONEER HIGH YIELD VCT PORTFOLIO
              PIONEER IBBOTSON AGGRESSIVE ALLOCATION VCT PORTFOLIO
                PIONEER IBBOTSON GROWTH ALLOCATION VCT PORTFOLIO

               PIONEER IBBOTSON MODERATE ALLOCATION VCT PORTFOLIO
                    PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
                       PIONEER MID CAP VALUE VCT PORTFOLIO
                       PIONEER MONEY MARKET VCT PORTFOLIO
                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
                    PIONEER REAL ESTATE SHARES VCT PORTFOLIO
                 PIONEER SMALL AND MID CAP GROWTH VCT PORTFOLIO
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO
                     PIONEER STRATEGIC INCOME VCT PORTFOLIO
                           PIONEER VALUE VCT PORTFOLIO

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on its behalf.

Each of the open-end management                 BROWN BROTHERS HARRIMAN & CO.
investment companies listed
on this Appendix "A"

By:    /s/ Christopher J. Kelley                By:    /s/ James R. Kent

Name:  Christopher J. Kelley                    Name:  James R. Kent

Title: Assistant Secretary                      Title: Managing Director